UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22039
                                                    -----------

           First Trust Specialty Finance and Financial Opportunities
        ----------------------------------------------------------------
            Fund (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period: November 30, 2015
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                               SPECIALTY FINANCE
                                 AND FINANCIAL
                               OPPORTUNITIES FUND
                                     (FGB)

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2015

FIRST TRUST

                                                                      CONFLUENCE
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................   8
Statement of Operations.....................................................   9
Statements of Changes in Net Assets.........................................  10
Statement of Cash Flows.....................................................  11
Financial Highlights........................................................  12
Notes to Financial Statements...............................................  13
Report of Independent Registered Public Accounting Firm.....................  18
Additional Information......................................................  19
Board of Trustees and Officers..............................................  24
Privacy Policy..............................................................  26

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other material risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               NOVEMBER 30, 2015


Dear Shareholders:

Thank you for your investment in First Trust Specialty Finance and Financial Opportunities Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended November 30, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened as of November 30, 2015.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
"AT A GLANCE"
AS OF NOVEMBER 30, 2015 (UNAUDITED)

------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                    FGB
Common Share Price                                                 $6.17
Common Share Net Asset Value ("NAV")                               $6.54
Premium (Discount) to NAV                                          (5.66)%
Net Assets Applicable to Common Shares                       $93,658,521
Current Quarterly Distribution per Common Share (1)              $0.1750
Current Annualized Distribution per Common Share                 $0.7000
Current Distribution Rate on Closing Common Share Price (2)        11.35%
Current Distribution Rate on NAV (2)                               10.70%
------------------------------------------------------------------------

------------------------------------------------------------------------
            COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------------------
            Common Share Price       NAV
11/14             $8.58             $7.72
                   8.00              7.57
                   7.40              7.10
                   7.80              7.39
12/15              7.62              7.34
                   7.75              7.37
                   7.80              7.37
                   7.45              7.17
                   7.40              7.22
1/15               7.47              7.20
                   7.60              7.48
                   7.56              7.50
                   7.48              7.44
2/15               7.76              7.53
                   7.69              7.49
                   7.48              7.44
                   7.55              7.49
3/15               7.54              7.49
                   7.46              7.48
                   7.50              7.50
                   7.50              7.53
4/15               7.55              7.61
                   7.54              7.51
                   7.21              7.27
                   7.20              7.42
                   7.17              7.31
5/15               7.20              7.31
                   7.14              7.29
                   6.99              7.20
                   7.05              7.20
6/15               6.74              7.11
                   6.50              6.99
                   6.50              6.96
                   6.59              7.05
                   6.13              6.60
7/15               6.17              6.75
                   6.00              6.70
                   6.19              6.82
                   5.86              6.44
                   6.14              6.51
8/15               6.30              6.55
                   6.23              6.43
                   6.25              6.45
                   6.26              6.48
                   6.35              6.46
                   6.04              6.43
                   6.16              6.30
9/15               6.17              6.30
                   6.06              6.07
                   6.22              6.39
                   6.30              6.38
                   6.37              6.45
10/15              5.87              6.26
                   6.40              6.47
                   6.32              6.35
                   6.14              6.30
                   6.23              6.47
11/15              6.17              6.54
------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                         Average Annual Total Return
                                                                       --------------------------------
                                                                                            Inception
                                                     1 Year Ended      5 Years Ended        (5/25/07)
                                                      11/30/2015        11/30/2015        to 11/30/2015
Fund Performance (3)
NAV                                                     -6.25%             5.69%             -2.03%
Market Value                                           -20.42%             4.99%             -3.22%

Index Performance
Blended Index(4)                                        -2.58%             8.03%              2.39%
MSCI U.S. Investable Market Financials Index             1.49%            10.51%             -3.54%
-------------------------------------------------------------------------------------------------------


------------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                 INVESTMENTS
------------------------------------------------------------
Ares Capital Corp.                                 10.0%
Golub Capital BDC, Inc.                             7.6
THL Credit, Inc.                                    6.0
New Mountain Finance Corp.                          5.9
Triangle Capital Corp.                              5.7
TCP Capital Corp.                                   5.6
Hercules Technology Growth Capital, Inc.            4.7
PennantPark Investment Corp.                        4.6
Solar Capital Ltd.                                  4.6
CYS Investments, Inc.                               4.5
------------------------------------------------------------
                                       Total       59.2%
                                                  =====

------------------------------------------------------------
                                                % OF TOTAL
INDUSTRY                                        INVESTMENTS
------------------------------------------------------------
Capital Markets                                    87.7%
Real Estate Investment Trusts (REITs)              10.3
Diversified Financial Services                      2.0
------------------------------------------------------------
                                       Total      100.0%
                                                  =====

------------------------------------------------------------
                                                % OF TOTAL
ASSET CLASSIFICATION                            INVESTMENTS
------------------------------------------------------------
Common Stocks - Business Development Companies     87.1%
Real Estate Investment Trusts                      10.3
Master Limited Partnerships                         2.0
Common Stocks                                       0.6
------------------------------------------------------------
                                       Total      100.0%
                                                  =====


(1) Most recent distribution paid or declared through 11/30/2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4)   Blended index consists of the following:
            Wells Fargo BDC Index (70%), FTSE NAREIT Mortgage REIT Index (20%) and S&P SmallCap 600 Financials Index (10%).
      From 2009-2012, the blended index consisted of the following:
            Red Rocks Global Listed Private Equity Index (70%),
            FTSE NAREIT Mortgage REIT Index (20%) and
            S&P SmallCap Financials Index (10%).
      One of these indicies was discontinued during 2012, therefore the blended index was changed. From 2007-2009, the blended index consisted of the following:
            Red Rocks Listed Private Equity Index (40%),
            FTSE NAREIT Mortgage REIT Index (20%),
            FTSE NAREIT Hybrid
            REIT Index (20%),
            Merrill Lynch Preferred Stock Hybrid Securities Index (10%) and Russell 2000 Financial Services Index (10%).
      Certain of these indices were discontinued during 2009, therefore the blended index was changed.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015

                                  SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor ("Confluence" or the "Sub-Advisor"), located in St. Louis, Missouri, serves as the Sub-Advisor to First Trust Specialty Finance and Financial Opportunities Fund ("FGB" or the "Fund"). The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.

                      CONFLUENCE PORTFOLIO MANAGEMENT TEAM

                                MARK KELLER, CFA
              CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

                              DAVID MIYAZAKI, CFA
                  SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

                               DANIEL WINTER, CFA
                  SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER


FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor believes offer attractive opportunities for income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

FGB is a financial sector fund with a particular focus on a niche called business development companies ("BDCs"). BDCs lend to and invest in private companies, oftentimes working with those not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management team. Some specialize in particular industries, while others apply a more generalized approach and maintain a diversified portfolio. Both approaches can work effectively and offer shareholders a unique and differentiated investment opportunity derived from the private markets. As of November 30, 2015, the Fund had over 80% of its assets invested in 32 BDCs.

The BDC industry is relatively young compared to many others in the financial sector. The structure of a BDC was initially formed by Congress in 1980 as a modification to the Investment Company Act of 1940. But because many details of the legislation took quite some time to iron out, BDC formation really didn't accelerate until after 2000. So while there are today over 45 publicly traded BDCs, many are less than 10 years old. And with an aggregate market capitalization of only around $35 billion, not only are most BDCs relatively young, they are also often relatively small.

While the industry is growing, it is also still evolving. And over the past couple years, the evolution has involved volatility and fluctuations in BDC valuations. In fact, during the Fund's fiscal year ended November 30 2015, industry valuations (like price/book and dividend yield) at times declined to levels not seen since the European debt crisis of 2011. In this kind of environment, it is natural to wonder what caused the declines and what is the outlook going forward.

Of course, with financial markets, it is often difficult to pinpoint a specific cause and effect, but we believe we can narrow the discussion to a relatively small list of important factors. First, when BDCs were removed from certain equity indices in 2014, it changed the shareholder base and this transition continued into the most recent year. Second, declining crude oil prices in 2015 negatively affected valuations in the high-yield bond market, creating concerns about middle market loans, which is where most BDCs lend. And finally, we believe poor performance by a handful of BDC managers broadly eroded industry credibility and lowered confidence among many investors. Because these three factors affected BDC valuations, we believe it's important to evaluate them and consider what role they may play in the future.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015


So to begin with the first point, we have written in the past about how Standard & Poor's and Russell Investments made the decision in 2014 to remove BDCs from their equity indices. Although many issues drove the decision, we believe regulations related to fees and ownership limitations were at the forefront. The exclusion, along with regulations underlying the decision, created disincentives and obstructions for institutional investors to hold BDCs in their portfolios. As institutional ownership declined, it not only pressured valuations lower, but we believe it also set the stage for higher volatility during times of market turmoil. It appears this dynamic was at play in 2015. Fortunately, the decline in institutional ownership began to turn around later in the year and if this trend were to continue, we believe it could help pave a pathway to improving valuations and declining volatility.

With regard to our second point, the decline in crude oil prices during the year was remarkable. Lower oil prices negatively affected high-yield bond prices because a significant proportion of high-yield bond issuers are energy companies. As credit concerns rose among investors, capital began to flow out of the high-yield bond marketplace. These concerns spread to the primary lending arena for BDCs, the middle market, which shares many similarities with the high-yield bond market. As a result, when crude oil prices declined during the past year, BDC valuations often followed suit. It is a noteworthy relationship, one that we feel is somewhat misplaced, because the exposure to energy in BDC portfolios is generally much lower relative to the high-yield bond market. Granted, some BDCs have a significant number of energy loans; but many others have little or no direct exposure to energy companies. Over time, we believe as BDCs deliver a credit performance that is differentiated from the high-yield bond market, there should be an opportunity for their valuations to move more independently from crude oil price fluctuations.

With regard to our third point, we believe the poor performance delivered by certain BDC managers compounded the impact of the aforementioned decline in institutional ownership and negative association with crude oil prices. Over the past few years, these managers have incurred significant credit losses and mismanaged their corporate balance sheets, even as they collected sizable managerial fees. Although the Fund has had a limited exposure to BDC(s) directed by these managers, we believe their performance affected valuations across the entire industry. The combination of all these factors created substantial performance headwinds for the Fund's holdings during the year.


PERFORMANCE ANALYSIS

                                             12 MONTHS
                                           ENDED 11/30/15
        FGB Market Value Total Return         -20.42%
        FGB NAV Total Return                   -6.25%
        Blended Index*                         -2.58%

* Components of the blended index: Wells Fargo BDC Index (70%); FTSE NAREIT Mortgage REIT Index (20%); S&P SmallCap 600 Financials Index (10%).
      Source: Bloomberg

The Fund's market value total return of -20.42% was lower than the Fund's net asset value ("NAV") total return of -6.25%, as the Fund's common share price relative to its NAV changed from a significant premium to a discount for the 12-months ended November 30, 2015. The total return of both the Fund and its NAV were lower than the blended index. It is important to note that because FGB is unique in its focus on BDCs, it often performs in a much different manner than most benchmarks, including its own blended index. In addition, the Fund's allocation is usually different relative to the static weights of it blended index, which may also cause significant performance variations.

The Fund uses leverage because we believe that over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on Common Share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. For the 12-month period ended November 30, 2015, leverage had a negative impact on the Fund's performance.

The Fund's performance was also affected by its allocation to mortgage-backed securities real estate investment trusts ("MBS REITs"). Similar to many BDCs, MBS REITs earned and delivered significant income to shareholders, but nevertheless experienced multi-year lows in valuation. The industry seemed to face concerns regarding the impact of rising short-term rates directed by the Federal Reserve. Our view is that MBS REITs can continue to play a constructive role in pursuing the Fund's income objective, while low valuations can help address some of the interest rate risk of the industry.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015


The Fund's primary position remained in Ares Capital Corp., a large and reasonably liquid BDC. Over the past several years, this company has grown both its income as well as its dividend, and has even paid additional special dividends from time to time. The company's capital structure and liquidity position have been strong, while credit losses have been low. Yet despite the solid operating fundamentals, the company reached a five year low in valuations in 2015, based on price to book value and indicated dividend yield, according to data from Bloomberg. To be clear, there are numerous investment risks associated with Ares Capital Corp., or any other BDC. But the strong operating performance of this BDC appears to us to be mismatched with its valuation.

The situation with Ares Capital Corp. is unfortunately not unique in the BDC industry. While some BDCs have struggled with weak performance, many others have delivered significant income to shareholders, even as their valuations have declined. To some degree, this trend has been reflected in FGB itself. The Fund's income and dividends have grown, even as its NAV and price have declined.

MARKET AND FUND OUTLOOK

The exclusion from equity indices, association with the high-yield bond market and reputational damage from poorly performing managers have together conspired to create a challenging environment for BDC investors over the past couple years. Yet through this timeframe, many BDCs have delivered strong operational results by making good investments and delivering the associated income through meaningful dividends.

As we look forward, we observe that institutional investors are beginning to take more interest in BDCs. In the latter half of 2015, several activist investors began voicing their disappointment and frustration with the poorly performing BDC managers. Ultimately, many of these investors initiated formal proposals to alter boards of directors, change management teams, lower fees and better align managerial incentives with the interests of shareholders. As these initiatives progress forward, we believe the industry may benefit not only from potential improvements in management teams, but also from the growing interest among institutional investors, who may appreciate and value the transition enough to find ways to manage through regulatory obstacles.

We also believe that with time and a growing institutional investor base, many BDCs should have an opportunity to better differentiate themselves from the broader high-yield bond market and the related association with declines in the price of crude oil. In turn, this may create a pathway for many BDCs to restore higher valuations and better performance.

Accordingly, we are optimistic about the changes unfolding in the BDC industry. The evolution of an industry can be volatile and imprecise, but we are beginning to see some meaningful progress. And fortunately, patient, long-term investors have been able to capture attractive income and high dividend yields, which are rather scarce in a low interest rate world. Therefore, attractive returns may be possible even as shareholders wait for the industry to mature.

It is our pleasure to manage FGB. The Fund's unique focus on BDCs presents shareholders an opportunity to invest in companies that are part of a growing and evolving industry, one that delivers a differentiated return profile from the private debt and equity markets.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2015

  SHARES                                        DESCRIPTION                                         VALUE
-----------   --------------------------------------------------------------------------------  --------------
COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 109.5%

              CAPITAL MARKETS - 109.5%
    112,877   Alcentra Capital Corp...........................................................  $    1,373,713
    204,200   American Capital Ltd. (a) (b)...................................................       3,195,730
     10,000   American Capital Senior Floating Ltd............................................         108,700
    551,102   Apollo Investment Corp. (a).....................................................       3,499,500
    747,412   Ares Capital Corp. (a)..........................................................      11,824,058
    103,900   BlackRock Capital Investment Corp...............................................       1,041,078
     83,945   CM Finance, Inc.................................................................         949,418
    195,000   FS Investment Corp. (a).........................................................       1,946,100
    129,045   Gladstone Capital Corp..........................................................       1,129,144
    183,333   Gladstone Investment Corp. (a)..................................................       1,433,664
     22,255   Goldman Sachs BDC, Inc..........................................................         442,652
    514,730   Golub Capital BDC, Inc. (a).....................................................       8,961,449
     16,699   Harvest Capital Credit Corp.....................................................         197,549
    474,198   Hercules Technology Growth Capital, Inc. (a)....................................       5,486,471
    178,848   Horizon Technology Finance Corp. (a)............................................       2,174,792
    340,472   KCAP Financial, Inc. (a)........................................................       1,572,981
     49,107   Main Street Capital Corp. (a)...................................................       1,567,004
    128,353   Medallion Financial Corp. (a)...................................................       1,021,690
    556,714   Medley Capital Corp. (a)........................................................       4,186,489
    489,164   New Mountain Finance Corp. (a)..................................................       6,931,454
    142,084   OFS Capital Corp. (a)...........................................................       1,557,241
     82,645   PennantPark Floating Rate Capital Ltd...........................................         994,224
    745,081   PennantPark Investment Corp. (a)................................................       5,409,288
    295,709   Solar Capital Ltd. (a)..........................................................       5,381,904
     53,454   Solar Senior Capital Ltd. (a)...................................................         836,560
    143,529   Stellus Capital Investment Corp. (a)............................................       1,519,972
    433,728   TCP Capital Corp. (a)...........................................................       6,631,701
    597,618   THL Credit, Inc. (a)............................................................       7,033,964
     40,000   TICC Capital Corp...............................................................         279,600
    159,951   TPG Specialty Lending, Inc. (a).................................................       2,752,757
    301,594   Triangle Capital Corp. (a)......................................................       6,761,737
    353,845   TriplePoint Venture Growth BDC Corp. (a)........................................       4,366,447
                                                                                                --------------
              TOTAL COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES............................     102,569,031
              (Cost $110,583,076)                                                               --------------

COMMON STOCKS - 0.8%

              CAPITAL MARKETS - 0.8%
     45,000   Safeguard Scientifics, Inc. (b).................................................         733,050
              (Cost $801,125)                                                                   --------------

REAL ESTATE INVESTMENT TRUSTS - 12.9%

              REAL ESTATE INVESTMENT TRUSTS - 12.9%
    314,500   Annaly Capital Management, Inc. (a).............................................       3,012,910
    108,500   Capstead Mortgage Corp. (a).....................................................       1,029,665
    696,880   CYS Investments, Inc. (a).......................................................       5,282,350
    194,282   Hatteras Financial Corp. (a)....................................................       2,735,491
                                                                                                --------------
              TOTAL REAL ESTATE INVESTMENT TRUSTS.............................................      12,060,416
              (Cost $18,656,763)                                                                --------------



Page 6                  See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

NOVEMBER 30, 2015

   UNITS                                        DESCRIPTION                                         VALUE
-----------   --------------------------------------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS - 2.5%

              DIVERSIFIED FINANCIAL SERVICES - 2.5%
    148,200   Compass Diversified Holdings (a)................................................  $    2,374,164
              (Cost $240,874)                                                                   --------------

              TOTAL INVESTMENTS - 125.7%......................................................     117,736,661
              (Cost $130,281,838) (c)

              OUTSTANDING LOAN - (26.7%)......................................................     (25,000,000)

              NET OTHER ASSETS AND LIABILITIES - 1.0%.........................................         921,860
                                                                                                --------------
              NET ASSETS - 100.0%.............................................................  $   93,658,521
                                                                                                ==============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes is $133,645,316. As of November 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,181,008 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $25,089,663.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                                                             LEVEL 2          LEVEL 3
                                                            TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                           VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                               11/30/2015         PRICES           INPUTS           INPUTS
------------------------------------------------------   ------------     ------------     ------------     ------------
Common Stocks - Business Development Companies*.......   $102,569,031     $102,569,031     $         --     $         --
Common Stocks*........................................        733,050          733,050               --               --
Real Estate Investment Trusts*........................     12,060,416       12,060,416               --               --
Master Limited Partnerships*..........................      2,374,164        2,374,164               --               --
                                                         ------------     ------------     ------------     ------------
Total Investments.....................................   $117,736,661     $117,736,661     $         --     $         --
                                                         ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at November 30, 2015.


                        See Notes to Financial Statements                 Page 7

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2015

ASSETS:
Investments, at value
    (Cost $130,281,838)........................................................................    $  117,736,661
Cash...........................................................................................         3,178,510
Foreign currency (Cost $26)....................................................................                19
Receivables:
    Dividends..................................................................................           367,459
    Investment securities sold.................................................................            89,658
Prepaid expenses...............................................................................            33,642
                                                                                                   --------------
       Total Assets............................................................................       121,405,949
                                                                                                   --------------
LIABILITIES:
Outstanding loan...............................................................................        25,000,000
Payables:
    Distributions payable......................................................................         2,506,222
    Investment advisory fees...................................................................            95,877
    Offering costs.............................................................................            63,461
    Audit and tax fees.........................................................................            47,200
    Printing fees..............................................................................            19,066
    Administrative fees........................................................................             4,659
    Custodian fees.............................................................................             3,183
    Trustees' fees and expenses................................................................             2,845
    Transfer agent fees........................................................................             2,762
    Legal fees.................................................................................             1,382
    Financial reporting fees...................................................................               771
                                                                                                   --------------
       Total Liabilities.......................................................................        27,747,428
                                                                                                   --------------
NET ASSETS.....................................................................................    $   93,658,521
                                                                                                   ==============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................    $  260,240,172
Par value......................................................................................           143,213
Accumulated net investment income (loss).......................................................        (3,493,234)
Accumulated net realized gain (loss) on investments............................................      (150,686,446)
Net unrealized appreciation (depreciation) on investments and foreign currency translation.....       (12,545,184)
                                                                                                   --------------
NET ASSETS.....................................................................................    $   93,658,521
                                                                                                   ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................    $         6.54
                                                                                                   ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        14,321,269
                                                                                                   ==============


Page 8                  See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2015

INVESTMENT INCOME:
Dividends......................................................................................    $   11,052,746
Interest.......................................................................................               197
Other..........................................................................................             1,489
                                                                                                   --------------
   Total investment income.....................................................................        11,054,432
                                                                                                   --------------
EXPENSES:
Investment advisory fees.......................................................................         1,255,424
Interest and fees on loan......................................................................           221,249
At the market offering costs...................................................................            94,586
Administrative fees............................................................................            65,946
Printing fees..................................................................................            56,455
Audit and tax fees.............................................................................            51,372
Transfer agent fees............................................................................            31,651
Custodian fees.................................................................................            20,201
Trustees' fees and expenses....................................................................            17,159
Financial reporting fees.......................................................................             9,250
Legal fees.....................................................................................             3,485
Other..........................................................................................            36,719
                                                                                                   --------------
   Total expenses..............................................................................         1,863,497
                                                                                                   --------------
NET INVESTMENT INCOME (LOSS)...................................................................         9,190,935
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments........................................................        (2,962,120)
                                                                                                   --------------
Net increase from payment by the sub-advisor...................................................                15
                                                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................       (13,218,037)
   Foreign currency translation................................................................                (3)
                                                                                                   --------------
Net change in unrealized appreciation (depreciation)...........................................       (13,218,040)
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................       (16,180,145)
                                                                                                   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................    $   (6,989,210)
                                                                                                   ==============


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR             YEAR
                                                                                            ENDED            ENDED
                                                                                          11/30/2015       11/30/2014
                                                                                         ------------     ------------
OPERATIONS:
Net investment income (loss)........................................................     $  9,190,935     $  9,317,382
Net realized gain (loss)............................................................       (2,962,120)      (6,664,362)
Net increase from payment by the sub-advisor........................................               15               --
Net change in unrealized appreciation (depreciation)................................      (13,218,040)      (5,583,757)
                                                                                         ------------     ------------
Net increase (decrease) in net assets resulting from operations.....................       (6,989,210)      (2,930,737)
                                                                                         ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................       (9,481,362)      (9,432,994)
Return of capital...................................................................         (468,182)        (356,935)
                                                                                         ------------     ------------
Total distributions to shareholders.................................................       (9,949,544)      (9,789,929)
                                                                                         ------------     ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested..............................................           77,326           34,287
Proceeds from Common Shares sold through at the market offerings....................          125,208               --
                                                                                         ------------     ------------
Net increase (decrease) in net assets resulting from capital transactions...........          202,534           34,287
                                                                                         ------------     ------------
Total increase (decrease) in net assets.............................................      (16,736,220)     (12,686,379)

NET ASSETS:
Beginning of period.................................................................      110,394,741      123,081,120
                                                                                         ------------     ------------
End of period.......................................................................     $ 93,658,521     $110,394,741
                                                                                         ============     ============
Accumulated net investment income (loss) at end of period...........................     $ (3,493,234)    $ (3,486,515)
                                                                                         ============     ============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period................................................       14,294,917       14,290,840
Common Shares sold through at the market offerings..................................           16,400               --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan...........            9,952            4,077
                                                                                         ------------     ------------
Common Shares at end of period......................................................       14,321,269       14,294,917
                                                                                         ============     ============


Page 10                 See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB) STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ....................   $    (6,989,210)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments.......................................................       (13,575,737)
     Sales, maturities and paydowns of investments..................................        12,138,363
     Return of capital and realized gain distributions received from investments....         1,442,485
     Net realized gain/loss on investments..........................................         2,962,120
     Net increase from payment by sub-advisor.......................................               (15)
     Net change in unrealized appreciation/depreciation on investments..............        13,218,037

CHANGES IN ASSETS AND LIABILITIES:
     Decrease in interest receivable................................................                24
     Increase in dividends receivable...............................................           (27,789)
     Increase in prepaid expenses...................................................           (29,497)
     Decrease in interest and fees on loan payable..................................            (2,957)
     Decrease in investment advisory fees payable...................................           (16,546)
     Decrease in legal fees payable.................................................            (2,311)
     Increase in printing fees payable..............................................               102
     Decrease in administrative fees payable........................................           (16,701)
     Decrease in custodian fees payable.............................................            (2,774)
     Decrease in transfer agent fees payable........................................            (2,716)
     Decrease in Trustees' fees and expenses payable................................              (106)
     Decrease in other liabilities..................................................              (602)
                                                                                       ---------------
CASH PROVIDED BY OPERATING ACTIVITIES...............................................                     $     9,094,170
                                                                                                         ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from Common Shares reinvested.........................................            77,326
     Proceeds of Common Shares sold, net of offering costs..........................           188,669
     Distributions to Common Shareholders from net investment income................        (9,441,013)
     Distributions to Common Shareholders from return of capital....................          (468,182)
                                                                                       ---------------
CASH USED IN FINANCING ACTIVITIES...................................................                          (9,643,200)
                                                                                                         ---------------
Decrease in cash and foreign currency (a)...........................................                            (549,030)
Cash at beginning of period.........................................................                           3,727,559
                                                                                                         ---------------
CASH AND FOREIGN CURRENCY END OF PERIOD.............................................                     $     3,178,529
                                                                                                         ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...................................                     $       224,206
                                                                                                         ===============

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(3).


                        See Notes to Financial Statements                Page 11

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            YEAR ENDED NOVEMBER 30,
                                                  ----------------------------------------------------------------------------
                                                      2015            2014            2013            2012            2011
                                                  ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of period...........    $     7.72      $     8.61      $     7.85      $     6.98      $     7.69
                                                   ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................          0.64            0.65            0.62            0.59            0.66
Net realized and unrealized gain (loss)........         (1.12) (a)      (0.85)           0.81            0.93           (0.74)
                                                   ----------      ----------      ----------      ----------      ----------
Total from investment operations...............         (0.48)          (0.20)           1.43            1.52          (0.08)
                                                   ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................         (0.67)          (0.66)          (0.67)          (0.65)          (0.63)
Return of capital..............................         (0.03)          (0.03)             --           (0.00) (b)      (0.00) (b)
                                                   ----------      ----------      ----------      ----------      ----------
Total distributions to Common Shareholders.....         (0.70)          (0.69)          (0.67)          (0.65)          (0.63)
                                                   ----------      ----------      ----------      ----------      ----------
Premium from shares sold in at the market
  offering.....................................          0.00 (b)          --              --              --              --
                                                   ==========      ==========      ==========      ==========      ==========
Net asset value, end of period.................    $     6.54      $     7.72      $     8.61      $     7.85      $     6.98
                                                   ==========      ==========      ==========      ==========      ==========
Market value, end of period....................    $     6.17      $     8.58      $     8.19      $     8.07      $     6.20
                                                   ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED ON NET ASSET VALUE (c)......         (6.25)% (a)     (2.44)%         18.91%          22.48%          (1.01)%
                                                   ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED ON MARKET VALUE (c).........        (20.42)%         14.00%          10.03%          41.76%          (9.84)%
                                                   ==========      ==========      ==========      ==========      ==========

-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........    $   93,659      $  110,395      $  123,081      $  112,133      $   99,697
Ratio of total expenses to average
   net assets..................................          1.85%           1.71%           1.73%           1.83%           1.85%
Ratio of total expenses to average net assets
  excluding interest expense...................          1.63%           1.52%           1.50%           1.55%           1.58%
Ratio of net investment income (loss) to
   average net assets..........................          9.14%           8.00%           7.51%           7.81%           8.32%
Portfolio turnover rate........................            10%             14%             13%             18%             11%
INDEBTEDNESS:
Total loan outstanding (in 000's)..............    $   25,000      $   25,000      $   25,000      $   23,000      $   20,000
Asset coverage per $1,000 of
   indebtedness (d)............................    $    4,746      $    5,416      $    5,923      $    5,875      $    5,985

-----------------------------

(a) The Fund received a payment from the sub-advisor in the amount of $15 in connection with a trade error. The payment from the sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(b)   Amount represents less than $0.01 per share.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.


Page 12                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               NOVEMBER 30, 2015


                                1. ORGANIZATION

First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FGB" on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale price or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding the Nasdaq(R) Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"), for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               NOVEMBER 30, 2015

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts.

The Fund holds shares of business development companies ("BDCs") and may hold shares of exchange-traded funds ("ETFs"). The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.

The Fund also holds shares of real estate investment trusts ("REITs"). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The REIT's characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

For the year ended November 30, 2015, distributions of $1,442,485 received from investments have been reclassified as return of capital and realized gain. The cost basis of applicable investments has been reduced accordingly.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               NOVEMBER 30, 2015


C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal years ended November 30, 2015 and 2014 was as follows:

                                                     2015              2014
Distributions paid from:

Ordinary income...............................   $   9,441,013     $   9,396,564
Return of capital.............................         468,182           356,935

As of November 30, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.................   $          --
Undistributed capital gains...................              --
                                                 -------------
Total undistributed earnings..................              --
Accumulated capital and other losses..........    (148,309,980)
Net unrealized appreciation (depreciation)....     (15,908,662)
                                                 -------------
Total accumulated earnings (losses)...........    (164,218,642)
Other.........................................      (2,506,222)
Paid-in capital...............................     260,383,385
                                                 -------------
Net assets....................................   $  93,658,521
                                                 =============

Permanent differences incurred during the fiscal year ended November 30, 2015, primarily as a result of the prior year tax character of REIT and BDC distributions, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $283,708, an increase in accumulated net realized gain (loss) on investments by $5,118,193 and a decrease to paid-in-capital of $5,401,901.

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2015, the Fund had capital loss carryforwards for federal income tax purposes of $148,195,448, expiring as follows:

         EXPIRATION DATE           AMOUNT

         November 30, 2016     $  62,747,095
         November 30, 2017        55,647,845
         November 30, 2018        14,556,882
         November 30, 2019         5,452,015
         Non-expiring              9,791,611

At the taxable year ended November 30, 2015, $5,166,354 of the Fund's capital loss carryforward expired.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2015, the Fund incurred and elected to defer capital losses of $114,532.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               NOVEMBER 30, 2015

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of November 30, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES

The Fund will pay all expenses directly related to its operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

During the year ended November 30, 2015, the Fund received a payment from the sub-advisor of $15 in connection with a trade error.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended November 30, 2015, were $13,319,987 and $11,826,286, respectively.

                              5. CREDIT AGREEMENT

The Fund has a committed facility agreement (the "BNP Facility") with BNP Paribas Prime Brokerage, Inc. ("BNP"), which currently has a maximum commitment amount of $25,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the BNP Facility except upon 180 calendar day's prior notice. The interest rate under the BNP Facility is equal to the 1-month LIBOR plus 70 basis points. In addition, under the BNP Facility, the Fund pays a commitment fee of 0.85% on the undrawn amount.

The average amount outstanding for the year ended November 30, 2015 was $25,000,000, with a weighted average interest rate of 0.88%. As of November 30, 2015, the Fund had outstanding borrowings of $25,000,000 under the BNP Facility. The high and low annual interest rates for the year ended November 30, 2015 were 0.93% and 0.86%, respectively, and the interest rate at November 30, 2015 was 0.93%.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               NOVEMBER 30, 2015


                           6. COMMON SHARE OFFERINGS

On February 23, 2015, the Fund and the Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,400,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Transactions for the period ended November 30, 2015, related to offerings under such sales agreement are as follows:

                                                         NET PROCEEDS
        COMMON             NET           NET ASSET        RECEIVED IN
        SHARES          PROCEEDS         VALUE OF        EXCESS OF NET
         SOLD           RECEIVED        SHARES SOLD       ASSET VALUE
      -----------      -----------      -----------      -------------
        16,400          $125,208         $124,110           $1,098

Additionally, offering costs of $123,300 related to this offering were recorded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over the lesser of one year or until the Fund sells 1,400,000 Common Shares related to this offering.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                     8. FINANCIAL SECTOR CONCENTRATION RISK

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Fund, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas, formerly Chief Financial Officer and Treasurer of the Fund, to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Fund, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees will be allocated equally among each fund in the First Trust Fund Complex and will no longer be allocated pro rata based on each fund's net assets.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"), including the portfolio of investments, as of November 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Specialty Finance and Financial Opportunities Fund, as of November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
January 25, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Specialty Finance and Financial Opportunities Fund as the Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2018. The number of votes cast in favor of Mr. Erickson was 12,476,231, the number of votes against was 140,375 and the number of broker non-votes was 1,682,993. The number of votes cast in favor of Mr. Kadlec was 12,470,048, the number of votes against was 146,558 and the number of broker non-votes 1,682,993. James A. Bowen , Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2015, none qualified for the corporate dividends received deduction available to corporate shareholders.

None of the ordinary income distributions for the year ended November 30, 2015, are designated as qualified dividend income.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

BUSINESS DEVELOPMENT COMPANY ("BDC") RISK: Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

FINANCIAL SECTOR CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 80% of its managed assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market,

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2015 (UNAUDITED)

an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

REIT, MORTAGE-RELATED AND ASSET-BACKED SECURITIES RISKS: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgagees sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Confluence Investment Management LLC (the "Sub Advisor") at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub Advisor and as compared to fees charged to a peer group of funds selected by Management Practice, Inc. ("MPI"), an independent source (the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2015 (UNAUDITED)

"MPI Peer Group"); expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub Advisor; any fall out benefits to the Advisor and the Sub Advisor; and information on the Advisor's and the Sub Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board considered the significant asset growth of the First Trust Fund Complex and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. With respect to the Sub Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.


The Board considered the advisory and sub advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but it does provide services to certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub Advisor as to the fees it charges to other clients, noting that the Sub Advisor does not charge a lower fee to any other client for which it provides comparable services. In addition, the Board reviewed data prepared by MPI showing the advisory fee and expense ratio of the Fund as compared to the advisory fees and expense ratios of the MPI Peer Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iii) none of the peer funds employ an advisor/sub advisor management structure; and (iv) most of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's advisory fee, based on average net assets, was above the median of the MPI Peer Group (not all of which are closed-end funds, since there are no other closed-end funds with similar investment strategies).

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance, and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by MPI comparing the Fund's performance for periods ended December 31, 2014 to the performance of the MPI Peer Group and to two benchmark indexes, one of which was a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered data from MPI on the Fund's annual distribution rate as of December 31, 2014 as compared to the MPI Peer Group and the Fund's leverage costs versus the leverage costs of the one other fund in the MPI Peer Group that was leveraged. The Board considered information provided by the Advisor on the impact of leverage on the Fund's returns as well. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount over the same period of a peer group selected by the Advisor, as well as data on the average premium/discount for 2014 for the funds in the MPI Peer Group, and considered factors that may impact a fund's premium/discount.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2015 (UNAUDITED)

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and the Sub Advisor under the Agreements.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of the Fund were not unreasonable. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered that many of the Sub Advisor's costs are fixed, allowing for economies of scale with regard to certain costs. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub Advisor, an unaffiliated third party. The Board also considered data provided by the Sub Advisor as to the profitability of the Sub Advisory Agreement to the Sub Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the estimated profitability of the Sub Advisory Agreement appeared to be not unreasonable in light of the services provided to the Fund. The Board considered fall out benefits realized by the Sub Advisor and one of its affiliates from the relationship with the Fund, including the Sub Advisor's statement that it benefits from greater exposure to specialty finance companies. The Board noted that beginning in 2014, the Sub Advisor entered into soft dollar arrangements and that the Sub-Advisor stated that all credits obtained using soft dollars were used on behalf of the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2015 (UNAUDITED)

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF               PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND          SERVICE(2)                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term   Physician; President, Wheaton Orthopedics;        120        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 East Liberty Drive,         o Since Fund        Limited Partnership; Member Sportsmed
  Suite 400                       Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Three-Year Term   President (March 2010 to Present), Senior         120        Director of ADM
c/o First Trust Advisors L.P.                       Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,         o Since Fund        (May 2007 to March 2010), ADM Services,                      Inc., ADM
  Suite 400                       Inception         Inc. (Futures Commission Merchant)                           Investor Services
Wheaton, IL 60187                                                                                                International, and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Three-Year Term   President (2003 to Present), Hibs                 120        Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                        Company of
120 East Liberty Drive,         o Since Fund        Consulting)                                                  Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating             120        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 East Liberty Drive,         o Since Fund        Harapan Educational Foundation (Educational                  Transport, Inc.
  Suite 400                       Inception         Products and Services); President and                        (May 2003 to
Wheaton, IL 60187                                   Chief Executive Officer (June 2012 to                        May 2014)
D.O.B.: 03/54                                       September 2014) Servant Interactive LLC
                                                    (Education Products and Services);
                                                    President and Chief Executive Officer
                                                    (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Three-Year Term   Chief Executive Officer (December 2010            120        None
and Chairman of the Board                           to Present), President (until December
120 East Liberty Drive,         o Since Fund        2010), First Trust Advisors L.P. and First
  Suite 400                       Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                   Board of Directors, BondWave LLC
D.O.B.: 09/55                                       (Software Development Company/
                                                    Investment Advisor) and Stonebridge
                                                    Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as Trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as Trustees until the Fund's 2016 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a Trustee until the Fund's 2017 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2015 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND              LENGTH OF SERVICE                       DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief           o Indefinite Term      Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                    and Chief Financial Officer, First Trust Advisors
   Suite 400                                          o Since January 2012   L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                            Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                Company/Investment Advisor) and Stonebridge
                                                                             Advisors LLC (Investment Advisor)


James M. Dykas          Treasurer, Chief Financial    o Indefinite Term      Controller (January 2011 to Present),
120 E. Liberty Drive,   Officer and Chief                                    Senior Vice President (April 2007 to
   Suite 400            Accounting Officer            o Since January 2012   January 2011), First Trust Advisors L.P. and
Wheaton, IL 60187                                                            First Trust Portfolios L.P.
D.O.B.: 01/66


W. Scott Jardine        Secretary and Chief Legal     o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Officer                                              First Trust Portfolios L.P. and Secretary and
   Suite 400                                          o Since Fund           General Counsel, BondWave LLC (Software
Wheaton, IL 60187                                       Inception            Development Company/Investment Advisor);
D.O.B.: 05/60                                                                Secretary of Stonebridge Advisors LLC
                                                                             (Investment Advisor)


Daniel J. Lindquist     Vice President                o Indefinite Term      Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                        Senior Vice President (September 2005 to July
   Suite 400                                          o Since Fund           2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                       Inception            Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer      o Indefinite Term      Deputy General Counsel (May 2007 to Present)
120 E. Liberty Drive,   and Assistant Secretary
   Suite 400                                          o Assistant Secretary
Wheaton, IL 60187                                       since Fund
D.O.B.: 12/66                                           Inception

                                                      o Chief Compliance
                                                        Officer since
                                                        January 2011


-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                         NOVEMBER 30, 2015 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
St. Louis, MO 63119

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $42,000 for the fiscal year ended November 30, 2014 and $65,500 for the fiscal year ended November 30, 2015.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2014 and $0 for the fiscal year ended November 30, 2015.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2014 and $0 for the fiscal year ended November 30, 2015.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for the fiscal year ended November 30, 2014 and $5,200 for the fiscal year ended November 30, 2015. These fees were for tax consultation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2014 and $0 for the fiscal year ended November 30, 2015.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2014 and $3,000 for the fiscal year ended November 30, 2015.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2014 and $0 for the fiscal year ended November 30, 2015.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2014, were $5,200 for the registrant and $43,500 for the registrant's investment adviser, and for the fiscal year ended November 30, 2015, were $8,200 for the registrant and $12,500 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are:
Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                      CONFLUENCE INVESTMENT MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES

1. INTRODUCTION

As a registered investment adviser, Confluence Investment Management LLC ("Confluence" or the "Adviser") has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, the Adviser will vote proxy materials for its clients.

In cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2. GENERAL

a. In the event requests for proxies are received with respect to the voting of equity securities on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best interest of the Company's shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders.

b. The Chief Compliance Officer or his/her designate is responsible for monitoring Adviser's proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

c. The Chief Compliance Officer or his/her designate shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and
      (iii) material personal and family relationships.

d. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Compliance Officer or his/her designate. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

e. The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3. REGISTERED INVESTMENT COMPANIES

In cases in which the client is a registered investment company under the Investment Company Act of 1940, delegates proxy voting (e.g., where Confluence acts as a sub-adviser of a closed-end fund) and required by law, Confluence will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e. "echo vote" or 'mirror vote"), unless otherwise required by law. When required by law, Confluence will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12(d)(1)(F) of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.

4. CONFLICTS OF INTEREST

In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

      o A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

      o An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

      o The Adviser, any fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser's Chief Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

5. RECORDKEEPING The Chief Compliance Officer or his/her designate is responsible for maintaining the following records:

      o     proxy voting policies and procedures;

      o proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission's EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with a copy of the proxy statement promptly upon request);

      o     records of votes cast and abstentions; and

      o any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Investment decisions for the registrant are made by the Portfolio Management Team of Confluence Investment Management LLC ("Confluence"). The members of the Confluence Portfolio Management Team are responsible for portfolio management, security selection, leverage management, trading, compliance, position reconciliation, communication and reporting to the registrant's investment adviser.

Information provided as of January 8, 2016

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER Mr. Keller has over 30 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards' Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards' Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

DANIEL T. WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

                  Information provided as of November 30, 2015

    OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                                                                                              No. of
                                                                                             Accounts     Total Assets in
                                                                  Total                        where      Accounts where
  Name of Portfolio                                              No. of                    Advisory Fee   Advisory Fee is
     Manager or                                                 Accounts                   is Based on       Based on
     Team Member                  Type of Accounts               Managed     Total Assets   Performance     Performance
     -----------                  ----------------               -------     ------------   -----------     -----------
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
1.  Mark Keller         Registered Investment Companies:            2           $126m            0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           9,984        $3,067m           0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
2.  David Miyazaki      Registered Investment Companies:            2           $126m            0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           9,984        $3,067m           0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
3.  Daniel Winter       Registered Investment Companies:            2           $126m            0              $0

----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           8,930        $2,770m           0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------


                        POTENTIAL CONFLICTS OF INTERESTS

The Confluence Portfolio Management Team may purchase or sell in other accounts the same securities that are purchased or sold for the registrant. If a situation arises where the same securities are being purchased or sold in other accounts and the registrant, the Portfolio Management Team's policy is to follow a trade rotation to avoid simultaneous and competing buy or sell orders.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

                  INFORMATION PROVIDED AS OF NOVEMBER 30, 2015

The portfolio managers are compensated with an annual base salary and a discretionary bonus based on Confluence's overall firm profits rather than individual product line performance or profitability. In addition, Confluence's portfolio managers are equity owners in Confluence, aligning their long-term interests with the registrant's holders to strive to achieve superior investment performance over an appropriate time period. This ensures that the portfolio managers are incentivized to implement a consistent investment strategy for the registrant without incurring undue risk.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of November 30, 2015

             Name               Dollar Range of Registrant Shares Beneficially
             ----               -----------------------------------------------
                                                     Owned
                                                     -----
        Mark Keller                              $50,001 - $100,000
        David Miyazaki                           $10,001 - $50,000
        Daniel Winter                            $1-$10,000
        Brian Hansen                             $10,001 - $50,000
        Joseph Hanzlik                           $10,001 - $50,000


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust Specialty Finance and Financial Opportunities Fund
              --------------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 21, 2016
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 21, 2016
     --------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: January 21, 2016
     --------------------

* Print the name and title of each signing officer under his or her signature.